Receivables and other assets (Tables)	12 Months Ended
Dec. 31, 2020
Trade and other receivables [abstract]
Disclosure Of Detailed Information About Trade And Other Receivables Explanatory

	Non-current 2020 US$m	Current 2020 US$m	Total 2020 US$m	Non-current 2019 US$m	Current 2019 US$m	Total 2019 US$m
Trade receivables(a)	1	2,543	2,544	1	2,097	2,098
Other financial receivables(a)	339	332	671	286	453	739
Receivables relating to net investment in finance leases(a)	29	9	38	52	11	63
Amounts due from equity accounted units(a)	—	33	33	—	38	38
Other receivables(b)	369	422	791	123	209	332
Prepayment of tolling charges to jointly controlled entities(c)	218	—	218	221	—	221
Pension surpluses (note 42)	782	—	782	984	—	984
Other prepayments	58	305	363	49	219	268
Total	1,796	3,644	5,440	1,716	3,027	4,743
(a)At 31 December 2020, trade and other financial receivables, receivables relating to net investment in finance leases and amounts due from equity accounted units are stated net of allowances for expected credit losses of US$59 million (2019: US$54 million).
(b)At 31 December 2020, other non-current receivables included US$315 million (2019: US$53 million) and other current receivables US$95 million (2019: US$nil) related to Energy Resources of Australia Ltd (ERA's) deposit held in a trust fund which is controlled by the Government of Australia. During 2020, ERA deposited US$299 million into the trust fund which is recorded in "Other investing cash flows" in the Group cash flow statement. ERA are entitled to reimbursement from the fund once specific phases of rehabilitation relating to the Ranger Project are completed. The fund is outside of the scope of IFRS 9 - "Financial Instruments" and therefore classified as an "other receivable" within "Receivables and other assets".
(c)These prepayments will be charged to Group operating costs as tolling services are rendered and product processing occurs.